UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 28, 2016

QTS Realty Trust, Inc.

QualityTech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.) Delaware (QualityTech, LP)	001-36109 333-201810	46-2809094 27-0707288
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is filed by QTS Realty Trust, Inc. (“QTS”) and QualityTech, LP to provide the unaudited pro forma condensed consolidated statement of operations of QTS for the year ended December 31, 2015, giving effect to the June 16, 2015 acquisition of Carpathia Acquisition, Inc. (the “Carpathia Acquisition”) as well as certain historical transactions further described in the notes to the statement of operations as if they had occurred on January 1, 2015.

Item 9.01.                      Financial Statements and Exhibits.

(b)	Pro Forma financial information

The unaudited pro forma condensed consolidated statement of operations of QTS for the year ended December 31, 2015, giving effect to the Carpathia Acquisition as well as certain historical transactions further described in the notes to the statement of operations as if they had occurred on January 1, 2015, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated statement of operations of QTS Realty Trust, Inc. for the year ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

DATE: March 28, 2016		/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

QualityTech, LP

	By:	QTS Realty Trust, Inc.,
its general partner

DATE: March 28, 2016		/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated statement of operations of QTS Realty Trust, Inc. for the year ended December 31, 2015